Consolidated Balance Sheets (Unaudited) - USD ($)	Mar. 31, 2019	Dec. 31, 2018
Current assets:
Cash		$ 164
Total current assets		164
Equipment, Net		496
Total assets		660
Current liabilities:
Accounts payable and accrued expenses	54,625	62,875
Due to shareholder	60,381	47,945
Total current liabilities	115,006	110,820
Total liabilities	115,006	110,820
Commitments and contingencies
Stockholders' deficit:
Preferred stock, par value $0.0001 per share, 5,000,000 shares authorized as of March 31, 2019 and December 31, 2018; none issued or outstanding as of March 31, 2019 and December 31, 2018
Common stock, $0.0001 par value; 195,000,000 shares authorized, 12,032,400 shares and 12,032,400 shares issued and outstanding as of March 31, 2019 and December 31, 2018	1,203	1,203
Additional paid-in capital	301,268	301,268
Accumulated deficit	(417,477)	(412,631)
Total stockholders' deficit	(115,006)	(110,160)
Total liabilities and stockholders' deficit		$ 660